UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2013

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33497	71-0869350
(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 2.01 Completion of Acquisition or Disposition of Assets.

The purpose of this Form 8-K/A No. 1 is to amend the Current Report on Form 8-K filed by Amicus Therapeutics, Inc. (“Amicus”) on November 21, 2013 (the “Original 8-K”) to include the financial statements of Callidus Biopharma, Inc. and other financial information required by Item 9.01 of Form 8-K that was not previously filed.

Item 9.01.	Financial Statements and Exhibits.

a)	Financial statements of business acquired.

The audited financial statements of Callidus Biopharma, Inc. as of December 31, 2012 and 2011 and the years then ended, and the cumulative totals for the development stage of operations for the period from January 25, 2010 (date of inception) through December 31, 2012, including the report of independent certified public accountants dated November 8, 2013 are filed as Exhibit 99.1 to this Report on Form 8-K/A.

The unaudited financial statements of Callidus Biopharma, Inc., including the balance sheet as of September 30, 2013 and the statements of operations and cash flows for the nine months ended September 30, 2013 and 2012 and the notes to the financial statements are filed as Exhibit 99.2 to this Report on Form 8-K/A.

b)	Pro forma financial information.

The following pro forma financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

The pro forma combined financial information which describes the effect of the acquisition on our consolidated balance sheets and statements of operations for the year ended December 31, 2012 and the nine months ended September 30, 2013, as if the acquisition had occurred on January 1, 2012.

d)	Exhibits.

23.1*	Consent of Windham Brannon, P.C., Independent Certified Public Accountants for Callidus Biopharma, Inc.

99.1*	Audited financial statements of Callidus Biopharma, Inc., as of and for the years ended December 31, 2012 and 2011

99.2*	Unaudited financial statements of Callidus Biopharma, Inc., as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

99.3*	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.

Date: February 4, 2014	By:	/s/ William D. Baird III
William D. Baird III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Windham Brannon, P.C., Independent Certified Public Accountants for Callidus Biopharma, Inc.

99.1*	Audited financial statements of Callidus Biopharma, Inc., as of and for the years ended December 31, 2012 and 2011

99.2*	Unaudited financial statements of Callidus Biopharma, Inc., as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012

99.3*	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

*   Filed herewith